Exhibit 10.77


                              EMPLOYMENT AGREEMENT
                              --------------------


         This EMPLOYMENT AGREEMENT (the "Agreement") is made as of the 17th day of May, 2001(the "Effective Date"), by and between HomeSide Lending, Inc. (the "Company"), a Florida corporation, National Australia Bank Limited ("Parent") a company organized under the laws of Australia and Hugh R. Harris ("Executive").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Executive, Parent, and the Company are parties to an employment agreement (the "Prior Agreement"), dated as of October 25, 1997, that provides Executive with certain rights and benefits during the term of his employment and in the event of his termination of employment with the Company;

         WHEREAS, the parties hereto desire to amend and restate the Prior Agreement in the interest of encouraging the Executive's continuing employment with the Company; and

         WHEREAS, the Board of Directors of the Company (the "Board") has determined that it is in the Company's best interests to enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

         1.   Employment.  The Company  hereby  agrees to employ  Executive  and
              ----------
Executive hereby agrees to be employed by the Company on the terms and conditions herein set forth for a period (the "Term") of two years commencing on the Effective Date, subject to any written agreement in which the parties agree that the Agreement be further extended for one or more additional periods or be sooner terminated. Notwithstanding anything herein to the contrary, where this Agreement authorizes the Company to take any action or make any determination, delivery or transmission, the term "Company" shall be deemed to include the Company and the Parent equally.

         2.   Duties.  Executive  is  engaged  by the  Company  in an  executive
              ------
capacity as Chief Executive Officer. A brief description of Executive's duties and responsibilities is attached as Exhibit A. Executive, subject to the direction and control of the Board, shall have the power and authority commensurate with his executive status and necessary to perform his duties hereunder. Executive shall devote his entire business time, attention and best efforts to the business of the Company, and shall not, without the consent of the Board, be actively engaged in any other business activity, whether or not such business activity is pursued for gain, profit or other pecuniary advantage; but this shall not be construed as preventing Executive from investing his assets in such form or manner as will not require any substantial services on the part of Executive in the operation of the affairs of the companies or other entities in which such investments are made. Notwithstanding anything herein to the contrary, during the Term Executive shall not be the beneficial owner of more than 5% of all categories of stock of any company that is publicly traded on an exchange in the U.S. or any other jurisdiction. For purposes of the foregoing sentence, "Executive" shall include Executive and members of his immediate family.

         3.   Prior  Agreement.  This  Agreement  constitutes  an amendment  and
              ----------------
restatement of the Prior Agreement. Therefore, the parties hereto agree that, effective as of the Effective Date, the Prior Agreement is hereby amended and restated in its entirety and thus, except as herein provided and except as to accrued and unpaid salary, bonuses and other benefits in favor of the Executive (including without limitation, the "ABP" and "LTIP" in effect thereunder for current periods), upon and following the Effective Date the Prior Agreement shall be void and of no further effect, and shall be superseded in its entirety by this Agreement, except as herein stated.

         4.   Compensation.  As compensation  for services  hereunder  rendered,
              ------------
Executive shall receive during the Term:


              (a) A base salary ("Base Salary") of U.S. $520,000 per year payable in accordance with the Company's normal payroll procedures as in effect from time to time, and reviewed at least annually by the Parent Managing Director.

              (b) (i)Executive is eligible to participate in the Company's annual bonus plan as in effect from time to time (the "ABP"). The award under the ABP payable to Executive in connection with the Company's performance for its fiscal year ending September 30, 2001 (i) shall be paid no later than December 1, 2001, and (ii) shall be determined in accordance with the ABP as in effect on the Effective Date, with the exact amount of such award to Executive to be determined in accordance with the provisions of the ABP and recommended by the Parent Managing Director, taking into consideration Executive's performance and contributions to the Company for such period. (ii) Awards under the ABP in respect of periods beginning after September 30, 2001 shall be based upon a plan to be mutually agreed between the Company and Parent on or before September 30, 2001. The criteria to be considered in agreeing the plan shall include the National Australia Bank Group's Economic Value Added Incentive Plan and such targets and other criteria as may be agreed in good faith between Company and Parent. Awards pursuant to such plan shall be determined in accordance with the provisions of the plan and recommended by the Parent Managing Director, taking into consideration Executive's performance and contributions to the Company in respect of the award period. The timing of the payment to be made will be in


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

accordance with the provisions of the ABP.

              (c) Executive shall be considered for participation in any offers made under the National Australia Bank Executive Share Option Plan No. 2 (the "Plan") in accordance with the Plan rules as applicable from time to time.

              (d) (i) On or before April 1, 2001 (the "Start Date") but in no event later than July 1, 2001, the Company and Parent shall formally execute a long-term incentive plan (the "LTIP") that provides for awards for the two-year period (the "LTIP Period") commencing on the Start Date (with the last day of such period, March 31, 2003, being the "LTIP Program Date"). New financial targets shall be as mutually and reasonably agreed between Company and Parent. The criteria to be considered in agreeing the LTIP shall include Economic Value Added and such targets and other criteria as may be agreed in good faith between Company and Parent. The award under the LTIP (the "LTIP Award") shall be payable in accordance with the provisions of the LTIP, provided the Executive is employed by the Company or an affiliate on the last day of the LTIP Period (except as provided in Section 7 hereof). The Company shall make provision for the LTIP pool (the "LTIP Pool") in an amount as determined in accordance with the foregoing criteria of the LTIP; provided that the target LTIP Pool shall be US $10 million.

                  The exact amount of Executive's LTIP Award shall be determined in accordance with the provisions of the LTIP and recommended by the Parent Managing Director, taking into consideration Executive's performance and contribution to the Company. The Company shall cause the entire earned LTIP Pool to be distributed to eligible Company executives.

                  (ii) During the LTIP Period if (A) Parent is the subject of a successful takeover, or (B) Parent sells the Company, then the target LTIP Pool shall fully vest and become available for distribution in accordance with the provision of the LTIP.

         For the purpose of this sub-clause (ii) the term "successful takeover" means the acquisition by another party, unrelated to the Parent, of all of the issued capital of Parent; and the term "sells" means a sale by the Parent of the whole of the Company. The provisions of Clause 4 (d)
         (ii) shall not apply at any time that Parent maintains at least 50% ownership or control of the Company.

                  (iii) (A) In the event that Parent enters into any form of change of ownership or control of the Company or other form of business combination by which Parent's ownership or control will become less than 50%, it is the intention of Parent that the Company not be disadvantaged nor precluded from its capacity to realize the financial targets or other criteria under Clause 4(d)(i).


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

                  (B) Where sub-clause (A) above applies, the parties will work together with the proposed owner(s) or partial owner(s) of the Company in good faith to agree upon the disadvantages (if any) suffered by the Company and the best way to neutralize the impact of any such disadvantage. In the absence of agreement, the matter in dispute shall be referred to an external arbitrator who will determine the extent of the disadvantage, if any, quantify that disadvantage and determine the adjustments to financial targets and other criteria necessary to neutralize the disadvantage, based on the circumstances as presented by the Company, Parent and proposed owner(s) or partial owner(s), in accordance with Section 9 of this agreement. Upon determination of the arbitrator, Parent must, in its sole discretion, either procure the adjustments determined by the arbitrator or cause the target LTIP pool to vest immediately to the extent of any disadvantage as determined by the arbitrator.

         5.   Benefits.
              --------

              (a) Executive shall be eligible to participate in any and all employee retirement benefit, welfare benefit (including, without limitation, medical, dental, disability and group life insurance coverages), fringe benefit, and other benefit plans as may be in effect from time to time for senior executives of the Company, provided that during the Term of this Agreement the Executive's aggregate benefits under such plans are not less favorable to Executive than those benefits in effect on the Effective Date.

              (b) Executive shall be entitled to paid vacation each year in accordance with the policy applicable to senior executives of the Company as in effect from time to time.

              (c)  Executive  may incur  reasonable  expenses for  promoting the
Company's business, including expenses for entertainment, travel and similar items. The Company shall reimburse Executive in accordance with its reimbursement policy as in effect from time to time.

              (d) Executive shall be entitled to receive the same perquisitesin effect on the Effective Date, including, without limitation, country club or luncheon club dues, financial and tax planning services, an annual executive physical and coverage under Executive's long-term disability policy.

              (e) Executive shall continue to be eligible to participate in the Company's deferred compensation plan as in effect from time to time pursuant to which plan Executive may, at Executive's election, contribute to such plan any amount of Executive's cash compensation up to the maximum amount allowed to be contributed by Executive under the terms of such deferred compensation Plan; provided that the Company shall at least once per calendar year contribute to a "rabbi trust" (established with an independent trustee in accordance with Revenue Procedure 92-64) an amount necessary to fully offset any liability that


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

the Company may have to the Executive or his beneficiaries with respect to any deferred compensation.

         6.   Termination of Employment.
              -------------------------

              (a) Death or Disability.  Executive's  employment  shall terminate
                  -------------------
automatically upon Executive's death during the Term. If the Company determines in good faith that the Disability of Executive has occurred during the Term (pursuant to the definition of Disability set forth below) it may give to Executive written notice of its intention to terminate Executive's employment. In such event, Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, Executive shall not have returned to full-time performance of Executive's duties. For purposes of this Agreement, "Disability" shall mean the Executive's absence from the full-time performance of his duties with the Company or the Executive's inability to adequately perform his duties with the Company for a total of six months in any twelve month period due to the Executive's physical or mental illness.

              (b) Cause. The Company may terminate Executive's employment during
                  -----
the Term for Cause. For purposes of this Agreement, "Cause" shall mean only:

                         (i) the willful failure (not resulting from Disability)
by Executive to perform substantially Executive's duties with the Company after a demand for substantial performance is delivered to Executive by the Board;

                         (ii)  gross   negligence   or  willful   misconduct  by
Executive  in  the  execution  of  Executive's   professional  duties  which  is
materially injurious to the Company;

                         (iii)   conviction  of  Executive  of,  or  a  plea  by
Executive of guilty or nolo contendere to, a felony;
                       ---- ----------

                         (iv)  use by  Executive  of  alcohol  or drugs or other
controlled substances which interferes with the performance of Executive's duties hereunder or which compromises the integrity of the Company, its affiliates, its employees or its products; or

                         (v) willful  breach by Executive of a material  policy,
program or rule of the Company.

              For purposes of clauses (i), (ii), (iv) and (v), above, "Cause" shall not exist until after Company has given the Executive written notice (the "Company Notice") of the applicable event, action or circumstance and such event, action or circumstance is not remedied within 30 days after his receipt of the Company Notice specifically delineating such claimed event, action or


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

circumstance and setting forth the Company's intention to terminate the Executive's employment if not remedied; provided, that if the specified event, action or circumstance cannot reasonably be remedied within such 30-day period and the Executive commences reasonable steps within such 30-day period to remedy such event, action or circumstance and diligently continues such steps thereafter until a remedy is effected, such event, action or circumstance shall not constitute "Cause" provided that such event, action or circumstance is remedied within 60 days after receipt of the Company Notice. In each case, the Company Notice must be approved by the Board at a meeting duly called and held.

              No act, or failure to act, on Executive's part shall be considered "willful" unless done, or omitted to be done, by Executive in bad faith or without reasonable belief that such action or omission was in, or not opposed to, the best interests of the Company. Any act, or failure to act, based upon advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by Executive in good faith and in the best interests of the Company.

              (c) Good  Reason.  Executive's  employment  may be  terminated  by
                  ------------
Executive for Good Reason. "Good Reason" shall exist upon the occurrence, without Executive's express written consent, of any of the following events:

                   (i) the Company shall assign to Executive duties of a substantially nonexecutive or nonmanagerial nature that are inconsistent with Executive's duties as contemplated under this Agreement, excluding for this purpose an isolated action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by Executive;

                   (ii) a material adverse change in Executive's position as an executive officer of the Company, including, without limitation, an adverse change in Executive's position as a result of a significant diminution in Executive's duties or responsibilities, other than an isolated change not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by Executive ;

                   (iii) the Company shall reduce the Base Salary [or ABP opportunity] of Executive, or materially reduce his benefits and perquisites, other than an isolated reduction not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by Executive;

                   (iv) the Company shall default in performing any of its material obligations contained in this Agreement; or

                   (v)  the  Company   shall   require   Executive  to  relocate
Executive's   principal  office  beyond  a  radius  of  fifty  (50)  miles  from
Executive's principal office as of the Effective Time.


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

              For purposes of this Agreement, "Good Reason" shall not exist until after Executive has given the Company written notice (the "Notice") of the applicable event within 30 days of such event and such event is not remedied within 30 days after receipt of the Notice specifically delineating such claimed event and setting forth Executive's intention to terminate employment if not remedied; provided, that if the specified event cannot reasonably be remedied within such 30-day period and the Company commences reasonable steps within such 30-day period to remedy such event and diligently continues such steps thereafter until a remedy is effected, such event shall not constitute "Good Reason" provided that such event is remedied within 60 days after receipt of the Notice.

                   (d) Notice of Termination. Any termination by the Company for
                       ---------------------
Cause, or by Executive for Good Reason, shall be communicated by Notice of Termination given in accordance with this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated, and (iii) specifies the intended termination date (which date, in the case of a termination for Good Reason, shall be not more than thirty days after the giving of such notice). The failure by Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of Executive or the Company, respectively, hereunder or preclude Executive or the Company, respectively, from asserting such fact or circumstance in enforcing Executive's or the Company's rights hereunder.

                   (e) Date of Termination.  "Date of Termination"  means (i) if
                       -------------------
Executive's employment is terminated by the Company for Cause, or by Executive for Good Reason, the later of the date specified in the Notice of Termination or the date that is one day after the last day of any applicable cure period, (ii) if Executive's employment is terminated by the Company other than for Cause or Disability, or Executive resigns without Good Reason, the Date of Termination shall be the date on which the Company or Executive notified Executive or the Company, respectively, of such termination and (iii) if Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of Executive or the Disability Effective Date, as the case may be.

                   (f)  Resignation by Executive.  Upon thirty (30) days written
                        ------------------------
notice, which notice the Company may waive in its sole discretion, Executive may voluntarily terminate Executive's employment with the Company for any reason without penalty or any liability to the Company for any damages, expenses or other costs; provided, that in such event Executive waives any amounts payable to Executive under this Agreement; provided, further, that Executive's obligations under that certain Confidentiality and Nonsolicitation Agreement, dated as of the date hereof, shall remain unaffected by such resignation.



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

         7.   Obligations  of  the  Company  Upon  Termination.   Following  any
              ------------------------------------------------
termination of Executive's employment hereunder, the Company shall pay Executive his Base Salary to the extent not already paid through the Date of Termination and any amounts owed to Executive pursuant to the terms and conditions of the employee benefit plans and programs of the Company at the time such payments are due. In addition, Executive shall be entitled to the following additional payments:

              (a)  Death  or  Disability.   If,  during  the  Term,  Executive's
                   ---------------------
employment shall terminate by reason of Executive's Death or Disability, the Company shall pay to Executive (or his designated beneficiary or estate, as the case may be) the prorated portion based on Date of Termination of (i) any ABP award Executive would have received for the year of termination of employment, and (ii) any LTIP Award that would have been payable to Executive for the LTIP Period. The amounts payable under this Section 7(a) shall be paid at the times when such payments would have been paid to Executive had Executive's employment not been terminated.

              (b) Good Reason;  Other than for Cause.  If, during the Term,  the
                  ----------------------------------
Company shall terminate Executive's  employment for any reason other than either
(i) Cause or (ii) Disability, or the Executive shall terminate his employment for Good Reason, the Company shall (A) in the event of such termination of employment on or before the LTIP Program Date, pay to Executive the amount of Executive's LTIP Award, payable within 30 days following the LTIP Program Date,
(B) (i) pay to Executive an amount equal to the Base Salary as in effect immediately preceding the Date of Termination, that the Executive would have received for the period of 24 months following Executive's Date of Termination (the "Continuation Period"), and (ii) pay to Executive an amount equal to 1.5 times the average of (x) Executive's target bonus under the ABP for the year in which Executive's Date of Termination occurs and (y) the annual bonus under the ABP for the year immediately preceding the year in which Executive's Date of Termination occurs, and (iii) pay to Executive the pro rata portion of Executive's ABP award for the year of termination of employment, provided that the Company's performance, or where applicable, the Group's performance, warrants such award, and (C) provide Executive during the Continuation Period with continued coverage under the Company's health, life and disability insurance plans, provided that Executive continues to contribute the employee share of the cost applicable to such coverage and, provided such benefits are secondary to any other coverage obtained by Executive during such coverage period. Executive must advise the Company of any other coverage obtained during the Continuation Period. Amounts payable to Executive pursuant to subparagraph
(B) above shall be paid in a lump sum within 30 days following Executive's Date of Termination unless Executive elects more than 120 days before the Date of Termination to defer their receipt pursuant to the nonqualified deferred compensation arrangement described in Section 5(e) hereof.

              (c) Cause;  Other than for Good Reason. If Executive's  employment
                  ----------------------------------
shall be terminated by the Company for Cause or Executive terminates


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

employment without Good Reason (and other than due to such Executive's Death or Disability) during the Term, this Agreement shall terminate without further additional obligations to Executive under this Agreement.

         8.  Death  after  Termination.  In the event of the death of  Executive
             -------------------------
during the period Executive is receiving payments pursuant to this Agreement, Executive's designated beneficiary shall be entitled to receive the balance of the payments in a single lump sum payment as soon as practicable following Executive's death; or in the event of no designated beneficiary, the lump sum shall be made to Executive's estate.

         9. Arbitration.  Any dispute or controversy arising under or in respect
            -----------
of this Agreement or the employment relationship between the Company and Executive shall be settled exclusively by arbitration in Jacksonville, Florida in accordance with the arbitration procedures set forth in the attached Annex A. Judgment may be entered on the arbitrator's award in any court having jurisdiction. The Company shall bear all costs of arbitration. Executive shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute or controversy provided the arbitrators determine that Executive has substantially prevailed in his claims.

         10.  Litigation.  To the extent any dispute is not resolved pursuant to
              ----------
Section 9 hereof, as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Executive takes to enforce the terms of this Agreement or to defend against any action taken by the Company, the Executive shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, provided that the Executive shall obtain a final judgment by a court of competent jurisdiction in favor of the Executive. Such reimbursement shall be paid within ten (10) days of the Executive's furnishing to the Company written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Executive.

         11.  Consent  to   Jurisdiction.   EXECUTIVE  AND  THE  COMPANY  HEREBY
              --------------------------
IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE CITY OF JACKSONVILLE, FLORIDA OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO OR CONCERNING THIS EMPLOYMENT AGREEMENT OR ANY EMPLOYMENT RELATED MATTERS THAT ARE NOT OTHERWISE ARBITRATED OR RESOLVED ACCORDING TO THE PROVISIONS OF SECTION 9 OF THIS AGREEMENT. This includes any suit, action or proceeding to compel arbitration, to obtain a temporary restraining order or preliminary injunction or such other temporary emergency relief, or to enforce an arbitration award. Executive and the Company acknowledge that the forum designated above has a reasonable relation to this Agreement, and to Executive's relationship to the Company. Notwithstanding the


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

foregoing, nothing herein shall preclude Executive or the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of Section 9 of this Agreement.

                  This agreement as to forum is independent of the law that may be applied in the action under Section 19 of this Agreement, and Executive and the Company agree to such forum even if the forum may under applicable law choose to apply non-forum law. Executive and the Company hereby waive, to the fullest extent permitted by applicable law, any objection which either now or hereafter may have to personal jurisdiction or the laying of venue of any such suit, action or proceeding in any court referred to in the preceding paragraph. Executive undertakes not to commence any action arising out of or relating to or concerning the Agreement in any forum other than a forum described in this
Section 11.

         12.  Successors.  (a) This  Agreement  is  personal  to  Executive  and
              ----------
without the prior written consent of the Company shall not be assignable by Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Executive's legal representatives.

              (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

              (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, or any business of the Company for which Executive's services are principally performed, to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

         13.  Other  Severance   Benefits.   Executive  hereby  agrees  that  in
              ---------------------------
consideration for the payments to be received under this Agreement, Executive waives any and all rights to any payments or benefits under any plans, programs, policies, contracts or arrangements of Parent, the Company or their respective affiliates that provide for severance payments or benefits upon a termination of employment.

         14.  Withholding.  All payments to be made to Executive  hereunder will
              -----------
be subject to all applicable required withholding of any income and employment taxes.

         15.  No  Mitigation.  Executive  shall  have no duty  to  mitigate  his
              --------------
damages by seeking other employment and, should Executive actually receive compensation from any such other employment, the payments required hereunder shall not be reduced or offset by any such compensation.

         16.  Notices.  Any notice  required or permitted to be given under this
              -------
Agreement shall be in writing and shall be deemed to have been duly given when delivered or sent by telephone facsimile transmission, personal or overnight couriers, or registered mail with confirmation of receipt, addressed as follows:

              If to Executive:

              10110 Whippoorwill Lane
              Jacksonville, FL 32256

              If to Company:

              7301 Baymeadows Way
              Jacksonville, Florida  33256

              If to Parent:

              24th Floor 500 Bourke Street
              Melbourne, Victoria  3000
              Australia

         17.  Waiver of Breach and Severability. The waiver by either party of a
              ---------------------------------
breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by either party. In the event any provision of this Agreement is found to be invalid or unenforceable, it may be severed from the Agreement and the remaining provisions of the Agreement shall continue to be binding and effective.

         18.  Entire Agreement;  Amendment.  This instrument contains the entire
              ----------------------------
agreement of the parties and supersedes all prior agreements (including, but not limited to, the Prior Agreement), promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral. No provisions of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing signed by Executive and such officer of the Company specifically designated by the Board.

         19.  Governing  Law.  This  Agreement  shall be construed in accordance
              --------------
with and governed by the laws of the State of Florida, without reference to principles of conflict of laws.

         20.  Headings.  The headings in this Agreement are for convenience only
              --------
and shall not be used to interpret or construe its provisions.

         21.  Counterparts.  This  Agreement  may be  executed  in  two or  more
              ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         IN   WITNESS  WHEREOF,  the parties have executed this  Agreement as of the date first above written.

                                 NATIONAL AUSTRALIA BANK
                                 LIMITED


                                 By:
                                     -----------------------------



                                 HOMESIDE LENDING, INC.


                                 By:
                                     -----------------------------

                                      HUGH R. HARRIS

                                     -----------------------------, Executive

ANNEX A


Any arbitration brought to enforce the provisions of this Agreement shall be settled in accordance with the following arbitration procedures:



     (i) The arbitration shall be conducted before a panel of three arbitrators to be selected as provided in the AAA Rules. No potential arbitrator may serve on the panel unless he or she has agreed in writing to abide by these procedures and be bound by their requirements.

     (ii) Discovery will be permitted in connection with the arbitration if authorized by the arbitration panel based on a determination of reasonable need for the discovery.

     (iii) The arbitrators have no power (A) to alter, amend or otherwise affect the terms of the employment Agreement or (B) award punitive damages (except such punitive damages as may be provided for by statute and which may not be waived by agreement) or any damages (except for the liquidated damages amount specified in the employment Agreement) not measured by the prevailing party's actual damages and the parties therefore waive their right to any such damages (except the liquidated damages amount and such punitive damages as may be provided for by statute and which may not be waived by agreement).

     (iv) Nothing contained herein shall prevent a party from seeking temporary emergency relief with respect to a dispute. A party may apply to a court, as provided for in Sections 9 and 10, for a temporary restraining order, preliminary injunction, or such other temporary emergency relief. Neither an application for temporary emergency relief, nor a court's consideration or granting of such relief shall (A) constitute a waiver of the right to pursue arbitration under this provision, or (B) delay the appointment of any arbitration panel or the progress of arbitration proceedings.

     If any of these arbitration procedures is declared invalid or unenforceable, such part shall be deemed modified to the extent necessary and possible to render it valid and enforceable. In any event, the unenforceability or invalidity of any part shall not affect any other part of this provision, and this provision shall continue in full force and effect, and be construed and enforced, as if such part had not been included, or had been modified as above provided, as the case may be.



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